                                                                 Exhibit 10.49.1

(STATE OF NEW YORK DEPARTMENT OF HEALTH LOGO)

CORNING TOWER THE GOVERNOR NELSON A. ROCKEFELLER EMPIRE STATE PLAZA ALBANY, NEW YORK 12237

ANTONIA C. NOVELLO, M.D., M.P.H., DR.P.H.          DENNIS P. WHALEN
COMMISSIONER                                       EXECUTIVE DEPUTY COMMISSIONER

     DATE:            Aug. 30, 2005

     CONTRACT #:      C015473

     CONTRACTOR:      CAREPLUS HEALTH PLAN

     CONTRACT PERIOD: Jan. 01, 2005 - Dec. 31, 2005

          Attached is your copy of the approved contract. The Contract number must appear on all vouchers and correspondence.

          Reports of the Expenditures and Budget Statements should be submitted as outlined in the Contract.

          In accordance with the contract, properly completed vouchers and/or programmatic questions should be addressed to the State's designated payment office as stated in the Contract.

          Failure of the contracting Agency to comply with payment provisions as set forth in the approved Contract may result in non-payment.

          An additional supply of vouchers to be used in submitting claims may be obtained by written request from the Office of the State Comptroller, Supply Room, 110 State Street, 2nd Floor, Albany, New York 12236.

     New York State Department of Health
     Contract Unit
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                                     Page 2


Please note the following new information regarding payments:

          OSC now offers Electronic Payments. Payments formerly made by check can be made by electronic funds transfer through the Automated Clearinghouse (ACH) network, and with OSC optional e-mail notification service, you will receive advance notice of your electronic payments. Additional information is available on-line at HTTP://WWW.OSC.STATE.NY.US/EPAY/HOW.HTM or by calling 518-474-4032.

                                   APPENDIX X

AGENCY CODE: 12000                       CONTRACT NO.: C-015473
PERIOD: JULY 1, 1998 -                   FUNDING AMOUNT FOR PERIOD: $214,906,633
        DECEMBER 31, 2005

This is an AGREEMENT between THE STATE OF NEW YORK, acting by and through the Department of Health, having its principal office at Corning Tower, Empire State Plaza, Albany, NY, (hereinafter referred to as the STATE), and CARE PLUS HEALTH PLAN hereinafter referred to as the CONTRACTOR), for modification of Contract Number C-015473 as reflected in the attached provisions to Section I.B.1. of the Agreement and Appendices E and L,, and to extend the period of the contract through December 31, 2005.

All other provisions of said AGREEMENT shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT as of the dates appearing under their signatures.

CONTRACTOR SIGNATURE                    STATE AGENCY SIGNATURE


By: /s/ Nasry Michelen                  By: /s/ Judith Arnold
    ---------------------------------       ------------------------------------
    Nasry Michelen                          Judith Arnold
    Printed Name                            Printed Name

Title: Chief Executive Officer          Title: Deputy Commissioner
                                               Division of Planning, Policy,
                                               & Resource Development

Date: 6/20/05                           Date: 7/6/05

                                        State Agency Certification:
                                        "In addition to the acceptance of this
                                        contract, I also certify that original
                                        copies of this signature page will be
                                        attached to all other exact copies of
                                        this contract."

STATE OF NEW YORK     )SS.:
                      )
Country of New York   )

On the 20th day of June 2005, before me personally appeared Yosry Michelen, to me known, who being by me duly sworn, did depose and say that he/she resides at 360 west 31st. NY, NY 10001 that he/she is the Chief Executive Office of the Core Plus Health Plus the corporation described herein which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the board of directors of said corporation.

(Notary)


/s/ Gerard Harrington
-------------------------------------
GERARD HARRINGTON
Notary Public, State of New York
No. 01HA6102369
Qualified in New York County
Commission Expires Dec. 8, 2007

STATE COMPTROLLER SIGNATURE


/s/ Charlotte (?????)
-------------------------------------   Title:
                                               ---------------------------------
                                        Date: 8/22/05

                              ---------------------
                               APPROVED AS TO FORM
                               NYS ATTORNEY GENERAL


                                   AUG 02 2005
                              /s/ STEPHEN J. HENSEL
                              ---------------------
                                STEPHEN J. HENSEL
                                ASSOCIATE ATTORNEY
                              ---------------------

                                STATE OF NEW YORK
                                    AGREEMENT

Section I.B.1. is revised to read as follows:

I. Conditions of Agreement

B.1. This AGREEMENT is extended through December 31, 2005.

                                   APPENDIX E
                              FINANCIAL INFORMATION

Section A is revised to read as follows:

A. Care Plus Health Plan shall receive, for the period July 1, 2005 through December 31, 2005, an amount up to, but not to exceed, $16,300,000 to provide and administer a Child Health Plus program for uninsured children in the counties identified in Appendix A-2, Section II.B.1 of this AGREEMENT or as modified by the STATE. Payment of this amount is based on the CONTRACTOR meeting the responsibilities provided in this AGREEMENT.

Additional Premium Information:

For Kings, New York, Queens and Richmond county(ies):

The total monthly premium shall be: $110.70

     The State share of the total monthly premium shall be $110.70 or the total monthly premium for children in families with gross household income less than 160% of the federal poverty level and children who are American Indians or Alaskan Natives (AI/AN).

     The State share of the total monthly premium shall be $101.70 or the total monthly premium minus $9 for children in families with gross household income between 160% and 222% of the federal poverty level with a maximum of $27 per month per family. The State share is the total monthly premium less $9 for each of the first three children. For additional children, the State share is the total monthly premium.

     The State share of the total monthly premium shall be $95.70 or the total monthly premium minus $15 for children in families with gross household income between 223% and 250% of the federal poverty level with a maximum of $45 per month per family. The State share is the total monthly premium less $15 for each of the first three children. For additional children, the State share is the total monthly premium.

     In the absence of an approved premium modification by the Department of Health and State Insurance Department, the premium above or subsequent premium approved (whichever is in effect) shall continue as the State's subsidy through December 31, 2005.

                                   APPENDIX L
                           PRIVACY AND CONFIDENTIALITY

Section II is revised as follows:

     II. Effective April 14, 2003, the CONTRACTOR shall comply with the following agreement:

       Federal Health Insurance Portability and Accountability Act (HIPAA)
                   Business Associate Agreement ("Agreement")

     This Business Associate Agreement between the New York State Department of Health and Care Plus Health Plan, hereinafter referred to as the Business Associate, is effective on April 14, 2003 to December 31, 2005.